SECURITY AGREEMENT (TRADEMARKS)


         WHEREAS, PALOMAR MEDICAL TECHNOLOGIES, INC., a Delaware corporation, with a principal place of business at 45 Hartwell Avenue, Lexington, MA 02421 (the "Company") and FLEET NATIONAL BANK, with a place of business at One Federal Street, Boston, Massachusetts 02110 (the "Bank") have entered into an Inventory, Accounts Receivable and Intangibles Security Agreement dated November 16, 1998 (the "Security Agreement") and are also parties to a related letter agreement (the "Letter Agreement") between the Bank and the Company; and

         WHEREAS, the Company is the owner and user of the trademarks listed on Schedule A hereto and identified in said Security Agreement (the "Trademarks"); and

         WHEREAS, among the security interests granted by the Company to the Bank pursuant to the Security Agreement is a security interest in the Trademarks listed on Schedule A hereto, together with the goodwill of the business associated with and symbolized by such Trademarks; and

         WHEREAS, the parties to the Security Agreement contemplate and intend that, if an Event of Default (as defined in the Letter Agreement) shall occur and be continuing, the Bank shall have all rights of the Company in and to the Trademarks and the goodwill of the business of the Company associated with and symbolized by the Trademarks as may be necessary or proper in order to enable the Bank, as foreclosing secured party, to continue such business of the Company or, following such foreclosure, to transfer to a purchaser all such rights as may be necessary or proper to enable such purchaser to continue such business of the Company;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties reconfirm the terms of the Security Agreement, as if set forth fully herein, and acknowledge that the Bank has a security interest in the Trademarks listed on Schedule A hereto, together with the goodwill of the business associated with and symbolized by such Trademarks; as security for the Obligations (as defined in the Security Agreement), the Company hereby collaterally assigns to the Bank, and grants a security interest to the Bank in and to, all of the Company's right, title and interest in and to said Trademarks and the goodwill of the business associated therewith; the Company agrees that it will not sell or assign any of the Trademarks without the prior written consent of the Bank; and the Company and the Bank request that the Commissioner of Patents and Trademarks record this document with respect to the Trademarks.

         The Company hereby appoints the Bank as the Company's attorney-in-fact (with full power of substitution and resubstitution) with the power and authority, after the occurrence and during the continuance of any Event of Default (as defined in the Letter Agreement), to execute and deliver, in the name and on behalf of the Company, and to cause the recording of all such further assignments and other instruments as the Bank may deem necessary or desirable in order to carry out the intent of the Security Agreement and this Security Agreement (Trademarks). The Company agrees that all third parties may conclusively rely on any such further assignment or other instrument, so executed, delivered and recorded by the Bank (or the Bank's designee in accordance with the terms hereof) and on the statements made therein.


PALOMAR MEDICAL TECHNOLOGIES, INC.                   FLEET NATIONAL BANK


By:  /s/ Joseph P. Caruso                            By:    /s/  Lucie Burke
   ------------------------------                       ------------------------
     Name:                                                  Its Vice President
     Title:


COMMONWEALTH OF MASSACHUSETTS)
                             ) ss.
COUNTY OF MIDDLESEX          )


         Then personally appeared before me the above-named JOSEPH P. CARUSO, the CHIEF FINANCIAL OFFICER of Palomar Medical Technologies, Inc., and stated that he/she executed the foregoing instrument under the authority of said corporation's Board of Directors and acknowledged the foregoing instrument to be the free act and deed of said corporation.

         WITNESS my hand and seal this 16th day of November, 1998.

                                                    /s/ Marianne Barrett
                                                    ----------------------------
                                                        Notary Public
                                                        My commission expires:
                                                            November 19, 2004

                                   SCHEDULE A
                                       TO
                         SECURITY AGREEMENT (TRADEMARKS)

Marks with Federal Registration

Marks                                       Registration No./Reg. Date                           Use
-----                                       --------------------------                           ---

                                                     None.

Marks with Pending Applications

Marks                                       Serial No./Filing Date                               Use
-----                                       ----------------------                               ---

CTI and design                              75-182,709/Oct. 16, 1996                    Cosmetic, plastic and
                                                                                        laser surgery; dermatological
                                                                                        medical services

LASERTROLOGY                                75-150,492/Aug. 15, 1996                    Medical services, namely performing
                                                                                        laser dermatology treatments

LASERTROLOGIST                              75-150,460/Aug. 15, 1996                    Dermatology services, namely,
                                                                                        laser hair removal